Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [XX]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement     [ ] Confidential, for use of the Commission
[ ]  Definitive Proxy Statement          only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          CANWEST PETROLEUM CORPORATION
                          -----------------------------
                (Name of Registrant as Specified In Its Charter)

                        Thornton J. Donaldson, President
                        --------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate Box:)

[XX]  No fee required.


[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11:(1)
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

August 16, 2005


To Our Shareholders:


      You are cordially invited to the Annual Meeting of Shareholders (the "Meeting") of CanWest Petroleum Corporation (the "Company") to be held at the Company's principal office, 206-475 Howe Street, Vancouver, B.C., Canada, V6C-2B3 on Monday, September 19, 2005 at 10:00 a.m. local time.

      The formal Notice of the Meeting and Proxy Statement describing the matters to be acted upon at the Meeting are contained in the following pages. Shareholders also are entitled to vote on any other matters which properly come before the Meeting.

      Enclosed is a proxy which will enable you to vote your shares on the matters to be considered at the Meeting even if you are unable to attend the Meeting. Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed envelope as soon as possible for receipt prior to the Meeting.


      WHETHER YOU OWN FEW OR MANY SHARES OF STOCK, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING EITHER BY ATTENDING IN PERSON OR BY RETURNING YOUR PROXY AS SOON AS POSSIBLE.


                                         Sincerely,



                                         Thornton J. Donaldson, President

                          CANWEST PETROLEUM CORPORATION
                               206-475 Howe Street
                         Vancouver, B.C., Canada V6C-2B3

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 19, 2004

--------------------------------------------------------------------------------

August 16, 2005

To the Shareholders of CanWest Petroleum Corporation:

The  Annual  Meeting  of  Shareholders  (the  "Meeting")  of  CanWest  Petroleum
Corporation, a Colorado corporation (the "Company") will be held at the Company's principal office, 206-475 Howe Street, Vancouver, B.C., Canada V6C-2B3 on Monday, September 19, 2005 at 10:00 a.m. local time, for the purpose of considering and voting upon proposals to:

      1. Elect two directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified.

      2. Adopt an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of Common Stock from 100,000,000 shares to 250,000,000 shares.

      3. Transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

      The Board of Directors is not aware of any other business to come before the Meeting. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on Wednesday, August 3, 2005 as the record date for determination of the shareholders entitled to vote at the Meeting and any adjournments thereof.

      You are requested to complete and sign the enclosed proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

      EACH SHAREHOLDER, WHETHER OR NOT HE PLANS TO ATTEND THE MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                    BY ORDER OF THE BOARD OF DIRECTORS,


                                    Thornton J. Donaldson, President

                          CanWest Petroleum Corporation
                               206-475 Howe Street
                         Vancouver, B.C., Canada V6C-2B3

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 19, 2005

--------------------------------------------------------------------------------


August 16, 2005


To Our Shareholders:


This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors of CanWest Petroleum Corporation (the "Company") of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") to be held at the Company's principal office, 206-475 Howe Street, Vancouver, B.C., Canada V6C-2B3 on Monday, September 19, 2005 at 10:00 a.m. local time, and at any adjournments or postponements thereof. The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting of Shareholders (collectively, the "Proxy Materials") are first being mailed to shareholders beginning on or about August 16, 2005.

GENERAL INFORMATION

Solicitation

      The enclosed proxy is being solicited by the Company's Board of Directors. The costs of the solicitation will be borne by the Company. Proxies may be solicited personally or by mail, telephone, facsimile or telegraph by directors and officers of the Company, none of whom will receive any additional compensation for such solicitations. The Company will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the shares.

Voting Rights and Votes Required

      Holders of shares of CanWest Petroleum Corporation common stock (the "Common Stock"), at the close of business on Wednesday, August 3, 2005 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. On the Record Date, __________ shares of Common Stock were outstanding. Holders of Common Stock are entitled to one vote per share.

      The presence, in person or by proxy, of holders of one-third of the shares outstanding as of the Record Date constitutes a quorum for the transaction of business at the Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies. Abstentions will count towards quorum requirements.

      As to the election of directors under Proposal One, the proxy card being provided by the Board enables a shareholder to vote for the election of each of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

      The affirmative vote of a majority of the shares represented at the Meeting in person or by proxy and entitled to vote on the matter is required to approve Proposal Two. As to this proposal, a shareholder may: (i) vote "FOR" the proposal, (ii) vote "AGAINST" the proposal, or (iii) "ABSTAIN" with respect to the proposal. This proposal shall be determined without regard to broker non-votes or proxies marked "ABSTAIN" as to each matter.

      The proposed corporate actions on which the shareholders are being asked to vote are not corporate actions for which shareholders of a Colorado corporation have the right to dissent under the Colorado Business Corporation Act.

Voting and Revocability of Proxies

      Shares of Common Stock represented by all properly executed proxies received at the Company's transfer agent by Thursday, September 15, 2005 will be voted as specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares of Common Stock represented by such proxy will be voted "FOR" the slate of directors described herein; and "FOR" adoption of the amendment to the Articles Incorporation of the Company as described herein. Management and the Board of Directors of the Company know of no other matters to be brought before the Meeting other than as described herein. If any other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, the proxy holder named in the enclosed proxy intends to vote in his discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

      The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by (i) providing notice in writing to the Company's corporate secretary that the proxy is revoked; (ii) presenting to the Company a later-dated proxy; or (iii) by attending the Meeting and voting in person.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of July 29, 2005, the number of shares of the Company's outstanding $0.001 par value common stock beneficially owned by each of the Company's current directors and the Company's executive officers and the number of shares beneficially owned by all of the Company's current directors and named executive officers as a group:


                                                      Amount and    Percent
Name and Address of                                   Nature of     of
Beneficial Owner                   Position           Beneficial    Common
----------------                   --------           Ownership     Stock
                                                      ---------     -----

Thornton J. Donaldson              President          2,462,000(1)      3.3%
206 - 475 Howe Street              and Director
Vancouver, B.C. V6C 2B3
Canada

William G. Timmins                 Secretary            585,000(2)      0.7%
410 - 455 Granville Street         and Director
Vancouver, B.C. V6C 1T1
Canada

All current directors and                             2,525,000(3)      4.0%
executive officers as a
group (two persons)

(1) Mr. Donaldson resigned as President from the Company on May 16, 2002 and was reappointed President on September 15, 2003. Includes: (i) 22,000 shares owned by Mr. Donaldson's spouse; (ii) options to acquire 100,000 common shares at $0.36 until November 1, 2006; (iii) 780,000 shares underlying warrants; and (iv) 955,000 shares owned by United Corporate Advisors, Ltd., of which Mr. Donaldson is the President, a Director and shareholder.

(2) Includes options to acquire 100,000 common shares at $0.36 until November 1, 2006 and 150,000 shares owned by Mr. Timmins' spouse.

(3) Includes securities reflected in footnotes 1 - 2.

b)    Security Ownership of Certain Beneficial Owners

      The following table sets forth as of July 29, 2005, the number of shares of the Company's Common Stock beneficially owned by each person who owned of record, or was known to own beneficially, more than 5% of the Company's outstanding shares of Common Stock:

Name and Address of Beneficial Owner      Amount and Nature of   Percentage of
------------------------------------      --------------------   -------------
                                          Beneficial Ownership    Common Stock
                                          --------------------    ------------

October Sun(1)
241 Ridge Street, Fourth Floor,               7,150,000(2)            11.4%
Reno, Nevada 89501


----------
(1) Voting and investment power for this entity is controlled by Morris E. Schorn, 1247-235 Keith Road, West Vancouver, B.C., Canada, V7P-1L5.
(2)   Includes warrants to purchase 1,600,000 shares of common stock.


                                   MANAGEMENT

      Executive officers of the Company are elected by the Board of Directors, and serve for a term of one year and until their successors have been elected and qualified or until their earlier resignation or removal by the Board of Directors. There are no family relationships among any of the directors and executive officers of the Company.

      The following table sets forth the names and ages of all executive officers and directors whose terms will not expire prior to the annual meeting, and all persons nominated to serve as directors and the positions and offices that each person hold with the Company:

Name of  Director or Officer and     Officer or
Position in the Company             Director Since     Age        Office(s) Held and Other Business Experience
-----------------------             --------------     ---        --------------------------------------------

Thornton J. Donaldson              1998-2002, 2003     75     President of the Company from April,  1998 to May 16,
President,  Chief  Financial                                  2002 and  from  September  15,  2003  until  present.
Officer and Director                                          President of Rich Coast,  Inc., an  industrial  waste
                                                              treatment company located in Dearborn,  Michigan from
                                                              1984 to 1993,  and a  Director  of Rich  Coast,  Inc.
                                                              from  1993 to  1999.  Director  of  Lorex  Resources,
                                                              Ltd.,  a  mineral   exploration  company  located  in
                                                              Vancouver,  B.C. since July 1999.  President and sole
                                                              director  of  United   Corporate   Advisers  Ltd.,  a
                                                              geological and financial  consulting business founded
                                                              by  Mr.   Donaldson  in  1970.   Self-employed  as  a
                                                              consulting  geologist and financial advisor from 1978
                                                              through the present.
William G. Timmins                       1998          67     Secretary   of   the   Company   since   July   1998.
Secretary and Director                                        Self-employed as President of WGT  Consultants,  Ltd.
                                                              from 1983 to present as a geological  consultant  for
                                                              numerous  mining  companies  in  Canada,  the  United
                                                              States, Central and South America,  Australia and New
                                                              Zealand.   Director  of  Monalta  Resources  Ltd.,  a
                                                              mineral   exploration   company   located   in   West
                                                              Vancouver, B.C. from April 1998 to present.

Name of  Director or Officer and     Officer or
Position in the Company             Director Since     Age        Office(s) Held and Other Business Experience
-----------------------             --------------     ---        --------------------------------------------

Christopher Hopkins                      2004          51     Mr.   Hopkins  has  been  the   President  and  Chief
                                                              Executive   Officer  of   Oilands   Quest   Ltd.,   a
                                                              subsidiary  of the Company  since  November 10, 2004.
                                                              Prior  thereto,  Mr.  Hopkins was the Executive  Vice
                                                              President of Synenco Energy Inc. ("Synenco"),  an oil
                                                              sands  exploration  company,  from  October  1999  to
                                                              September  2004 and was a director  of  Synenco  from
                                                              October 1999 until August 2003.  Prior  thereto,  Mr.
                                                              Hopkins was a founder,  director and Vice  President,
                                                              Finance of Thunder  Road  Resources  Ltd.,  a private
                                                              oil and gas  production  company,  from  June 1996 to
                                                              June 2000. Mr.  Hopkins is a management  professional
                                                              and  businessman   with  25  years  of  Canadian  and
                                                              international  energy and mining  experience.  He has
                                                              held  executive  positions in corporate  planning and
                                                              business  development  with  Suncor  Inc.'s Oil Sands
                                                              Group,  Pembina  Corporation and Amoco Canada and has
                                                              additional  management  experience  in  environmental
                                                              control   and   regulatory   affairs  in  the  mining
                                                              industry.  Mr.  Hopkins holds a B.Sc.  (Chemistry and
                                                              Biology)  from  Carleton  University  and a MBA  from
                                                              Queen's University.

Name of  Director or Officer and     Officer or
Position in the Company             Director Since     Age        Office(s) Held and Other Business Experience
-----------------------             --------------     ---        --------------------------------------------
Karim Hirji                              2004          42     Mr.  Hirji has been the Chief  Financial  Officer  of
                                                              Oilsands  Quest Inc.,  a  subsidiary  of the Company,
                                                              since  November 10, 2004.  Prior  thereto,  Mr. Hirji
                                                              was the Vice  President,  Finance and Chief Financial
                                                              Officer of Synenco from  November  2001 to June 2004.
                                                              Prior  thereto,  Mr.  Hirji  was the Vice  President,
                                                              Finance  and  Chief  Financial   Officer  of  Anadime
                                                              Corporation,  a  public  oilfield  services  company,
                                                              from September  2000 to October 2001.  Prior to April
                                                              2000,   Mr.   Hirji  was  the  Manager  of  Financial
                                                              Reporting  at Enbridge  Inc.  Mr.  Hirji was employed
                                                              at AGRA Inc.  (a  public  engineering  company)  from
                                                              1994  to  January  2000  and  held  the  position  of
                                                              Corporate   Controller   since  1999  and   Assistant
                                                              Corporate   Controller   prior  to  that.  Mr.  Hirji
                                                              brings  to the  Corporation  over  fifteen  years  of
                                                              experience   in   financial   management,   including
                                                              significant   treasury,    project   management   and
                                                              corporate  finance  skills.  As  Vice-President   and
                                                              Chief Financial Officer of Anadime  Corporation,  Mr.
                                                              Hirji  led  and  coordinated  all  financial  matters
                                                              including  shareholder  communications in the sale of
                                                              Anadime  Corporation  to  Newalta  Corporation.   Mr.
                                                              Hirji  received  his B.Comm  from the  University  of
                                                              Calgary  and  CA  while  articling  with  Deloitte  &
                                                              Touche LLP.


Except as indicated in the above table, no director of the Company is a director of an entity that has its securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

Meetings of the Board and Committees
------------------------------------

      The Company's Board of Directors held twenty-four meetings during the Company's year ended April 30, 2005, and six additional meetings through the date of this Proxy Statement. Such meetings consisted of consent Directors' minutes signed by all Directors and actual meetings at which all of the Directors were present in person or by telephone. The Company does not have a formal policy with regard to board members' attendance at annual meetings, but encourages them to attend shareholder meetings. All Board members attended each meeting of the Directors during the past fiscal year.

      There is no arrangement or understanding between any Director and any other person pursuant to which any person was selected as a Director.

      Directors of the Company are not paid for their services as such. The directors are reimbursed for all expenses incurred by them in attending board meetings.

Committees
----------

      Audit Committee: The Company does not have a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of our Board of Directors serve as our audit committee. The Board has not yet adopted an audit committee charter.

      Nominating Committee: The entire Board of Directors fulfills the duties of our Nominating Committee ("Nominating Committee"), which include overseeing the process by which individuals may be nominated to our board of directors. Neither of the board members is considered independent as defined in Rule 4200(a)(15) of the Nasdaq listing standards. While the Company hopes to establish a separate nominating committee consisting of independent directors once the number of directors is expanded, the current size of the Company's Board of Directors does not facilitate the establishment of a separate committee. Our Nominating Committee's charter was adopted by the board of directors as of April 30, 2004. The charter was included as an appendix to the Company's proxy statement mailed to shareholders for its meeting held in November 2004.

      The functions performed by the Nominating Committee include identifying potential directors and making recommendations as to the size, functions and composition of the Board and its committees. In making nominations, our Nominating Committee is required to submit candidates who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the board, in collectively serving the long-term interests of the shareholders.

      The Nominating Committee considers nominees proposed by our shareholders. To recommend a prospective nominee for the Nominating Committee's consideration, you may submit the candidate's name by delivering notice in writing to CanWest Petroleum Corporation, c/o Burns, Figa and Will, P.C., 6400 S. Fiddlers Green Circle, Suite 1030, Englewood, CO 80111, USA.

      A shareholder nomination submitted to the Nominating Committee must include at least the following information (and can include such other information the person submitting the recommendation desires to include), and must be submitted to the Company by the date mentioned in this proxy statement under the heading "Proposal From Shareholders" as such date may be amended in cases where the annual meeting has been changed as contemplated in SEC Rule 14a-8(e), Question 5:

(i). The name, address, telephone number, fax number and e-mail address of the person submitting the recommendation;
(ii). The number of shares and description of the Company voting securities held by the person submitting the nomination and whether such person is holding the shares through a brokerage account (and if so, the name of the broker-dealer) or directly;
(iii). The name, address, telephone number, fax number and e-mail address of the person being recommended to the nominating committee to stand for election at the next annual meeting (the "proposed nominee")
            together with information regarding such person's education (including degrees obtained and dates), business experience during the past ten years, professional affiliations during the past ten years, and other relevant information.
(iv). Information regarding any family relationships of the proposed nominee as required by Item 401(d) of SEC Regulation S-K. (v)
(v). Information whether the proposed nominee or the person submitting the recommendation has (within the ten years prior to the recommendation) been involved in legal proceedings of the type described in Item 401(f) of SEC Regulation S-K (and if so, provide the information regarding those legal proceedings required by Item 401(f) of Regulation S-K).
(vi). Information regarding the share ownership of the proposed nominee required by Item 403 of Regulation S-K.
(vii).      Information   regarding  certain  relationships  and  related  party
            transactions of the proposed nominee as required by Item 404 of Regulation S-K.
(viii).     The signed consent of the proposed nominee in which he or she
            a.    consents  to being  nominated  as a director of the Company if selected by the nominating committee,
            b.    states  his or her  willingness  to  serve  as a  director  if elected for compensation not greater than that described in the most recent proxy statement;
            c.    states  whether  the  proposed  nominee  is  "independent"  as defined by Nasdaq Marketplace Rule 4200(a)(15); and
            d.    d.  attests  to  the  accuracy  of the  information  submitted pursuant to paragraphs (i), (ii), (iii),  (iv), (v), (vi), and
                  (vii), above.

      Although the information may be submitted by fax, e-mail, mail, or courier, the nominating committee must receive the proposed nominee's signed consent, in original form, within ten days of making the nomination.

      When the information required above has been received, the nominating committee will evaluate the proposed nominee based on the criteria described below, with the principal criteria being the needs of the Company and the qualifications of such proposed nominee to fulfill those needs.

         The process for evaluating a director nominee is the same whether a nominee is recommended by a shareholder or by an existing officer or director. The Nominating Committee will:

            1. Establish criteria for selection of potential directors, taking into consideration the following attributes which are desirable for a member of our Board of Directors: leadership; independence; interpersonal skills; financial acumen; business experiences; industry knowledge; and diversity of viewpoints. The Nominating Committee will periodically assess the criteria to ensure it is consistent with best practices and the goals of the Company.
            2. Identify individuals who satisfy the criteria for selection to the Board and, after consultation with the Chairman of the Board, make recommendations to the Board on new candidates for Board membership.
            3. Receive and evaluate nominations for Board membership which are recommended by existing directors, corporate officers, or shareholders in accordance with policies set by the Nominating Committee and applicable laws.

      The Nominating Committee has held no formal meetings and taken one action by unanimous written consent through the Record Date. On August 11, 2004 by unanimous consent the Nominating Committee nominated both directors currently serving on our board of directors to stand for reelection.

Compensation Committee:

      The Company does not have a separate standing Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Officers and Directors and persons who own more than 10% of the Company's outstanding Common Stock to file reports of ownership with the Securities and Exchange Commission ("SEC"). Directors, officers, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company during and for the Company's year ended April 30, 2005, and as of August __, 2005 there were no Directors, officers or more than 10% shareholders of the Company who failed to timely file a Form 3, 4 or 5, other than Thornton J. Donaldson (as to 3 Forms 4) and William Timmins (as to one Form
4). Messrs. Donaldson and Timmins were current in their filings through August __, 2005 as Forms 4 were filed for each of them on August __, 2005.

                             EXECUTIVE COMPENSATION

Compensation and other Benefits of Executive Officers

      The following table sets out the compensation received for the fiscal years April 30, 2005, 2004 and 2003 in respect to each of the individuals who were the Company's chief executive officer at any time during the last fiscal year and the Company's four most highly compensated executive officers whose total salary and bonus exceeded $100,000 (the "Named Executive Officers").

                                                    SUMMARY COMPENSATION TABLE

              FISCAL YEAR COMPENSATION                                                  LONG TERM COMPENSATION

                                                                        Awards                                 Payouts
                                                                                      Restricted
                                                                                        Shares
                                                                        Securities        or
       Name and                                          Other          Underlying    Restricted   LTIP          All other
       --------                                          ------         ----------    -----------  -----         ---------
      Principal                  Salary      Bonus       Annual        Option/SARs       Share      Payouts     Compensation
      ---------                  ------      -----       ------        -----------       -----      -------     ------------
       Position          Year      ($)        ($)     Compensation       Granted         Units        ($)           ($)
       --------          ----      ---        ---     ------------                                    ---           ---
Douglas Cannaday,        2005     $0       $0               0                0              0           0             0
Former President(2)      2004     $24,857  $30,000          0            600,000(4)         0           0             0
                         2003     $56,000  $30,000          0            400,000(3)         0           0             0

Thornton                 2005     $1,500   $110,750         0            425,000(5)         0           0             0
Donaldson,               2004       0      $22,100          0            130,000(5)         0           0             0
President(1)             2003       0         0             0            200,000            0           0             0


----------
(1) Mr. Donaldson served as President from April, 1998 to May 16, 2002 and from September 15, 2003 to present.
(2)   Mr.  Cannaday has served as President  from May 16, 2002 to September  15,
      2003
(3)   These options were cancelled by the Company May 28, 2003
(4) During 2004 Mr. Cannaday received 300,000 common shares to settle the $30,000 bonus declared in 2003 plus management fees of $54,857 made up of 24,857 in cash and a $30,000 bonus paid by way 300,000 common shares
(5) Mr. Donaldson received a bonus of $110,750 (2004 - $22,100) which was paid by the issuance of 425,000 (2004 - 130,000) common shares

Agreements with Management

      Oilsands Quest Inc. ("OQI"), a subsidiary of the Company, reached agreement with Mr. Christopher Hopkins, its President, and Mr. Karim Hirji, Chief Financial Officer, whereby, subject to certain conditions, they each have agreed to provide their services to OQI. in return for $66,741 ($84,000 CND) per year until certain business targets are met and thereafter at $139,043 ($175,000
CND) per year which subsequent to April 30, 2005 have been met. These agreements also contain termination clauses whereby OQI has agreed to pay them, subject to certain conditions, an amount of up to one and one-half times their annual pay should they be terminated for reasons other than cause.

      There are no other arrangements or understandings between any executive officer and any director or other person pursuant to which any person was selected as a director or an executive officer.

      Option/Stock Appreciation Rights ("SAR") Grants during the most recently completed Fiscal Year.

      The following table sets out the stock options and stock warrants granted as bonuses, which were granted by the Company during 2005 to the Named Executive Officers of the Company.

                                                OPTION/SAR GRANTS IN PREVIOUS YEAR
                                                        INDIVIDUAL GRANTS


                               Number of          % of Total
                              Securities          Options/SARs
                              Underlying          Granted to
                             Options/SARs        Employees in     Exercise or Base   Market Price on
Name                         Granted (#)          Fiscal Year       Price ($/Sh)      Date of Grant     Expiration Date
----                         -----------          -----------       ------------      -------------     ---------------
Thornton Donaldson (1)        50,000(2)              1.8%               $0.27             $0.27               n/a

----------
(1) Mr. Donaldson served as President from April, 1998 to May 16, 2002 and from September 15, 2003 to present.
(2) During 2005 Mr. Donaldson received a bonus of $112,250 of which $110,750 was paid by the issuance of 425,000 common shares. Of these 375,000 common shares related to options which were granted during 2004 or earlier and 50,000 common shares related to a bonus of $13,500 used to acquire 50,000 options granted during 2005. Subsequent to April 30, 2005 on May 18, 2005 Donaldson was issued 100,000 options at $0.36 per share until November 1, 2006.

Aggregated Option/SAR Exercised in Last Financial Year and Fiscal Year-End Option/SAR Values.

      The following table sets out all option/SARs and warrants granted as bonuses which were exercised by the Named Executive Officers during the most recently completed fiscal year and the values of options/SARs and warrants for such persons as of the end of the most recently completed fiscal year.


                    AGGREGATED OPTION/SAR EXERCISED IN LAST FINANCIAL YEAR AND
                                 FISCAL YEAR-END OPTION/SAR VALUES.

                                                                           Number of
                                                                           Securities
                                                                           Underlying              Value of
                                                                          Unexercised            Unexercised
                                                                          Options/SARs         Options/SARs at
                                                                          at FY-End (#)            FY-End ($)
                          Shares Acquired on                               Exercisable/         Exercisable/
  Name                      Exercise (#)          Value Realized ($)      Unexercisable         Unexercisable
  ----                      ------------          ------------------      -------------         -------------
Doug Cannaday (2)            600,000(3)             9.9%      $0.10          $0.10                   n/a
Thornton Donaldson (1)       130,000(4)             2.1%      $0.17          $0.17                   n/a

----------
(1) Mr. Donaldson served as President from April, 1998 to May 16, 2002 and from September 15, 2003 to present.
(2)   Mr. Cannaday served as President from May 16, 2002 to September 15, 2003
(3) During 2004 Mr. Cannaday received 300,000 common shares to settle the $30,000 bonus declared in 2003 plus management fees of $54,857 made up of 24,857 in cash and a $30,000 bonus paid by way 300,000 common shares
(4) Mr. Donaldson received a bonus of $22,100 which was paid by the issuance of 130,000 common shares

Compensation of Directors.

      The Directors of the Company are not compensated for their services. In addition, no pension or retirement benefit plan has been instituted by the Company and none is proposed at this time and there is no arrangement for compensation with respect to termination of the directors in the event of change of control of the Company.

Benefit Plans.

      The  Company  currently  has  no  retirement,   pension,   profit-sharing,
insurance or medical reimbursement plans or long term incentive plans covering its officers and directors.

Repricing of Options.

None

Transactions with Management and Others and Certain Business Relationships

      October Sun, a Nevada Corporation ("October Sun"), a greater than 5% beneficial owner of the Company's shares, and the Company were parties an Option Agreement, dated as of September 10, 2001 (the "Option Agreement"), whereby October Sun granted the Company the right to purchase all of the outstanding shares of its wholly-owned subsidiary - API Canada. Pursuant to the October Sun Option Agreement the Company: (i) made a payment of $75,000 to October Sun; (ii) issued to two third parties each a warrant to acquire up to 500,000 common shares at a purchase price of $0.01 per share until July 25, 2003; (iii) issued to two third parties each options to purchase up to 250,000 common shares at an exercise price of $0.27 per share until August 21, 2006; and (iv) agreed to pay costs up to a maximum of $60,000 ($100,000 Cdn.) for the completion or abandonment of the 7-32 Well if the October Sun Option Agreement was not exercised. On April 30, 2002, the Company and October Sun closed the transaction contemplated by the Option Agreement pursuant to the terms and provisions of that certain Agreement and Plan of Reorganization, dated April 30, 2002 (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, Anhydride Petroleum (USA) ("Anhydride USA"), a wholly owned subsidiary of October Sun, which in turn owned all of the outstanding capital stock of API Canada, was merged with and into a wholly owned subsidiary of the Company, CWPC Merger, Inc., a Colorado corporation, with the entity surviving the merger being a wholly owned subsidiary of the Company named Anhydride Petroleum (USA), and owning all of the outstanding capital stock of API Canada. As a result of the transaction, the Company (i) issued to October Sun an demand promissory note in the principal amount of U.S. $100,000, bearing interest at a rate of prime plus 2%; (ii) 3,950,000 shares of the Company's Common Stock, $0.001 par value; and
(iii) a warrant to purchase up to 500,000 shares of the Company's Common Stock, $0.001 par value, at a purchase price of $0.01 per share, which warrant expires April 30, 2003, which warrant was subsequently cancelled and replaced with a warrant issued to Anhydride Oil Corporation whereby it may purchase 600,000 up to 600,000 shares of the Company's Common Stock, $0.001 par value, at a purchase price of $0.01 per share, which warrant expires August 30, 2004. As a result of the merger, the Company through its wholly owned subsidiary, Anhydride USA, which owns all of the issued and outstanding shares of API Canada, became the owner of certain parcels, mining rights, and licenses, subject to certain working interests, collectively known as the Anhydride Rights.

      In addition to the consideration received by October Sun in connection with the Merger Agreement, October Sun was paid by the Company a management fee in the amount of $72,000 (2004 -$72,000.)

      Convertible Notes - On September 24, 2002 the Company issued a convertible note to October Sun, a Nevada Corporation in the principal amount of $400,000 and on the same date the Company issued a convertible note to United Corporate Advisors in the principal amount of $195,000. The notes were converted on September 13, 2004 into Units at $0.25 per share. Each unit consists of one common share and a warrant to purchase one common share at $0.33 per share until October 13, 2005.

      Other than the transactions stated above, none of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company's outstanding shares of its Common Stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction that has occurred since its inception on April 3, 1998, or in any proposed transaction, which has materially affected or will affect the Company.


                         INDEPENDENT PUBLIC ACCOUNTANTS

      We have selected Pannell Kerr Forster ("PKF") to continue to serve as our independent registered public accounting firm. Representatives of PKF are not expected to be present at the annual meeting.

Audit Fees.

      Our principal accountant, PKF, billed us aggregate fees in the amount of approximately $18,000 for the fiscal year ended April 30, 2005 and approximately $14,000 for the fiscal year ended April 30, 2004. These amounts were billed for professional services that PKF provided for the audit of our annual financial statements and the review of the financial statements included in our report on 10-KSB.

Audit-Related Fees.

      PKF billed us aggregate fees in the amount of $36,000 for the fiscal year ended April 30, 2005 and $28,000 for the fiscal year ended April 30, 2004 for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements.


Tax Fees.

      No fees were billed to us by PKF for tax compliance or tax advice

All Other Fees

      No fees were billed to us by PKF for any other fees.

      Our principal accountant (through its full time employees) performed all work regarding the audit of our financial statements for the most recent fiscal year.

      No pre-approval was required under "Tax Fees" and "All Other Fees" as no services were performed by PKF and no fees incurred.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

      The Board of Directors is nominating the two current Directors for reelection. The number of Directors on the Company's Board of Directors has been established under the Bylaws of the Company as two directors. Each Director serves for a one year term or until his successor is elected and qualified.

Nominees for Election of Directors

      The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy for the election of the two nominees for Director named below. If, at the time of the Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion. If elected, Thornton J. Donaldson and William G. Timmins will each hold office a term of one year, until their successors are duly elected or appointed or until their earlier death, resignation or removal.

      The Board of Directors recommends a vote "FOR" the election of Messrs. Donaldson and Timmins. Unless otherwise specified, the enclosed proxy will be voted "FOR" the election of the Board of Directors' slate of nominees. Neither Management nor the Board of Directors of the Company is aware of any reason which would cause any nominee to be unavailable to serve as a Director. Discretionary authority may be exercised by the proxy holders named in the enclosed proxy to vote for a substitute nominee proposed by the Board of Directors if any nominee becomes unavailable for election. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

                                  PROPOSAL TWO
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                            TO INCREASE THE NUMBER OF
                        SHARES OF AUTHORIZED COMMON STOCK

      The Board of Directors of the Company has approved an amendment to the Company's Articles of Incorporation to increase the number of shares of authorized Common Stock from 100,000,000 shares to 250,000,000 shares.

Background and Discussion of Proposed Amendment

      The proposed increase in the authorized Common Stock has been recommended by the Board of Directors to ensure that an adequate supply of authorized unissued shares is available for general corporate needs. With respect to the Company's authorized capital: (i) 61,801,679 shares of Common Stock were outstanding on the July 29, 2005; (ii) an additional 2,775,000 shares of authorized Common Stock have been reserved for issuance under the Company's option plans; (iii) approximately 27,800,000 shares of authorized common stock have been reserved for issuance upon conversion of principal and accrued interest pursuant to convertible notes and upon exercise of warrants and (iv) approximately 7,500,000 shares have been reserved for issuance pursuant to arrangements to settle debt or acquire assets for shares. The additional authorized shares of Common Stock may be used for additional options and warrants, for raising additional capital for the operations of the Company or acquiring other businesses, and may also be used for such purposes as future stock dividends or stock splits. There are currently no plans or arrangements relating to the issuance of any of the additional shares of Common Stock proposed to be authorized, other than pursuant to the exercise of options or warrants or conversion of notes. Such shares would be available for future issuance without further action by the shareholders, unless required by the Company's Articles of Incorporation or Bylaws or by applicable law.

      Anti-Takeover Effects. The issuance of additional shares of Common Stock by the Company may also potentially have an anti-takeover effect by making it more difficult to obtain stockholder approval of various actions, such as a merger or removal of management. The increase in authorized shares of common stock has not been proposed for an anti-takeover related purpose and the Board of Directors and management have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of its Common Stock.

      Dilutive Effects. The authorization and subsequent issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of common stock. The actual effect on the holders of common stock cannot be ascertained until the shares of common stock are issued in the future. However, such effects might include dilution of the voting power and reduction of amounts available on liquidation.

Vote Required and Recommendation of Board

      Proposal Two requires the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote. The Board of Directors recommends that shareholders vote "For" the proposed amendment to the Articles of Incorporation.

                          ANNUAL REPORT TO SHAREHOLDERS

      Included with this Proxy Statement is the Company's 2005 Annual Report on Form 10-KSB for the year ended April 30, 2005.


                                  OTHER MATTERS

      Management and the Board of Directors of the Company know of no matters to be brought before the Meeting other than as set forth herein. However, if any such other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holder named in the enclosed proxy to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.


                              SHAREHOLDER PROPOSALS


      Proposals from shareholders intended to be present at the next Annual Meeting of shareholders should be addressed to CanWest Petroleum Corporation.,
Attention: Corporate Secretary, 206-475 Howe Street, Vancouver, B.C., Canada V6C-2B3 and we must receive the proposals by April 17, 2006. Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that shareholders forward such proposals by Certified Mail-Return Receipt Requested. After April 17, 2006, any shareholder proposal submitted outside the process of Rule 14a-8 will be considered to be untimely.

                       BY ORDER OF THE BOARD OF DIRECTORS:


                       CANWEST PETROLEUM CORPORATION

                        Thornton J. Donaldson, President

CANWEST PETROLEUM CORPORATION
206-475 Howe Street
Vancouver, B.C., Canada V6C-2B3                            Security Class

                                                           Holder Account Number


--------------------------------------------------------------------------------
 Voting Instruction Form ("VIF") - Annual Meeting of Shareholders to be held on
--------------------------------------------------------------------------------
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
1. The undersigned shareholder of CanWest Petroleum Corporation (the "Company") hereby constitutes and appoints Thornton J. Donaldson or William Timmins, or either of them, as attorneys and proxies to appear, attend and vote all the shares of the Common Stock and/or standing in the name of the undersigned at the Annual Meeting of the Shareholders to be held at the Company's principal office, 206-475 Howe Street, Vancouver, B.C., Canada V6C-2B3, Friday, September 19, 2005, at 10:00 a.m. local time, and at any adjournment or adjournments thereof.
2. We are sending to you the enclosed proxy-related materials that relate to a meeting of the holders of the series or class of securities that are held on your behalf by the intermediary identified above.
3. This VIF should be signed by you in the exact manner as your name appears on the VIF. If these voting instructions are given on behalf of a body corporate set out the full legal name of the body corporate, the name and position of the person giving voting instructions on behalf of the body corporate and the address for service of the body corporate. All co-owners and each joint owner must sign.
4. If this VIF is not dated, it will be deemed to bear the date on which it is mailed to you.
5. This VIF confers discretionary authority on the appointee to vote as the appointee sees fit in respect of amendments or variations to matters identified in the notice of meeting or other matters as may properly come before the meeting or any adjournment thereof.
6. By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to the voting of, these securities.
7. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR ALL DIRECTOR NOMINEES AND FOR THE OTHER PROPOSALS LISTED ABOVE. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY ON ANY OTHER BUSINESS.

     VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!
     Vote by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may choose an appointee other than the Management appointees named on the reverse of this VIF.
     Instead of mailing this VIF, you may choose one of the two voting methods outlined below to vote this VIF. Have this VIF in hand if you call.

--------------------------------------------------------------------------------
To Vote Using the Telephone
(Only Available Within Canada and U.S.)            To Vote Using the Internet
--------------------------------------------------------------------------------

o Call the toll free number                     o Go to the following web site:
  Listed BELOW from a                             www.computershare.com/ca/proxy
  Touch tone telephone.                         o Voting Instructions must be
  There is NO CHARGE                              received by 5:00 p.m. Eastern
  for this call.                                  Time, September 15, 2005.
1 8XX XXX-XXXX
o Voting Instructions must be
  Received by 5:00 p.m.
  Eastern Time, September 15, 2005.

To vote by telephone or the internet, you will need to provide your HOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

HOLDER  ACCOUNT  NUMBER  C123456                        ACCESS NUMBER 12345
If you vote by telephone or the internet, DO NOT mail back this VIF.

If voting by mail, VIFs should be received by 5:00 pm, Eastern Time, on September 15, 2005.


1. To elect the following two persons as directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified:

                                    For        Withhold

Thornton J. Donaldson               |_|          |_|

William G. Timmins                  |_|          |_|


2. Approval of an amendment to the Company's Articles of Incorporation to increase the number of shares of authorized Common Stock from 100,000,000 to 250,000,000 shares:

For                                 |_|          |_|

Against                             |_|          |_|

Abstain                             |_|          |_|


Signature(s)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                              ---------------------------------
                                              Date

Please check if you intend to be present at the meeting:
                                                          ---------